EXHIBIT (M)(1)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $250,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $13,722.84
                     = $250,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $11,120.10
+ Annual Premium*                     $ 3,500.00
- Premium Expense Charge**            $   122.50
- Monthly Deduction***                $   490.14
- Mortality & Expense Charge****      $   128.08
+ Hypothetical Rate of Return*****    $  (156.55)
                                      ----------
=                                     $   13,723 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                    ----------
 1                       $    35.79
 2                       $    35.80
 3                       $    35.81
 4                       $    35.82
 5                       $    35.83
 6                       $    35.84
 7                       $    35.85
 8                       $    35.86
 9                       $    35.87
10                       $    35.88
11                       $    35.89
12                       $    35.90

Total                    $   430.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    --------
 1                       $ (13.38)
 2                       $ (13.31)
 3                       $ (13.25)
 4                       $ (13.19)
 5                       $ (13.13)
 6                       $ (13.07)
 7                       $ (13.02)
 8                       $ (12.96)
 9                       $ (12.90)
10                       $ (12.84)
11                       $ (12.78)
12                       $ (12.72)

Total                    $(156.55)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $13,722.84
- Year 5 Surrender Charge                      $ 2,605.00
                                               ----------
=                                              $   11,118 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $250,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $16,507.28
                     = $250,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $12,972.22
+ Annual Premium*                              $ 3,500.00
- Premium Expense Charge**                     $   122.50
- Monthly Deduction***                         $   485.97
- Mortality & Expense Charge****               $   144.79
+ Hypothetical Rate of Return*****             $   788.31
                                               ----------
=                                              $   16,507 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----               --------
 1                  $  35.51
 2                  $  35.51
 3                  $  35.50
 4                  $  35.50
 5                  $  35.50
 6                  $  35.50
 7                  $  35.50
 8                  $  35.49
 9                  $  35.49
10                  $  35.49
11                  $  35.49
12                  $  35.49

Total               $ 425.97

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

Month               Interest
------              --------
 1                  $  65.41
 2                  $  65.46

 3                  $  65.51
 4                  $  65.56
 5                  $  65.61
 6                  $  65.67
 7                  $  65.72
 8                  $  65.77
 9                  $  65.82
10                  $  65.88
11                  $  65.93
12                  $  65.98

Total               $ 788.31

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                          $ 16,507.28
- Year 5 Surrender Charge                    $  2,605.00
                                             -----------
=                                            $    13,902 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $250,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $19,774.96
                     = $250,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $ 15,060.53
+ Annual Premium*                              $  3,500.00
- Premium Expense Charge**                     $    122.50
- Monthly Deduction***                         $    481.17
- Mortality & Expense Charge****               $    163.63
+ Hypothetical Rate of Return*****             $  1,981.73
                                               -----------
=                                              $    19,775 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                --------
 1                   $  35.19
 2                   $  35.17
 3                   $  35.16
 4                   $  35.14
 5                   $  35.12
 6                   $  35.11
 7                   $  35.09
 8                   $  35.07
 9                   $  35.06
10                   $  35.04
11                   $  35.02
12                   $  35.00

Total                $ 421.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----            --------
 1               $   159.91
 2               $   160.84
 3               $   161.77
 4               $   162.71
 5               $   163.66
 6               $   164.62
 7               $   165.58
 8               $   166.55
 9               $   167.53
10               $   168.52
11               $   169.52
12               $   170.52

Total            $ 1,981.73

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                          $ 19,774.96
- Year 5 Surrender Charge                    $  2,605.00
                                             -----------
=                                            $    17,170 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $250,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $12,458.03
                     = $250,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $ 10,153.30
+ Annual Premium*                            $  3,500.00
- Premium Expense Charge**                   $    122.50
- Monthly Deduction***                       $    810.96
- Mortality & Expense Charge****             $    117.81
+ Hypothetical Rate of Return*****           $   (144.00)
                                             -----------
=                                            $    12,458 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----               ---------
 1                  $   62.45
 2                  $   62.47
 3                  $   62.50
 4                  $   62.52
 5                  $   62.54

 6                  $   62.57
 7                  $   62.59
 8                  $   62.62
 9                  $   62.64
10                  $   62.66
11                  $   62.69
12                  $   62.71

Total               $  750.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----              ---------
 1                 $  (12.46)
 2                 $  (12.37)
 3                 $  (12.29)
 4                 $  (12.21)
 5                 $  (12.12)
 6                 $  (12.04)
 7                 $  (11.96)
 8                 $  (11.87)
 9                 $  (11.79)
10                 $  (11.71)
11                 $  (11.63)
12                 $  (11.55)

Total              $ (144.00)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                          $ 12,458.03
- Year 5 Surrender Charge                    $  2,605.00
                                             -----------
=                                            $     9,853 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $250,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $15,058.64
                     = $250,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                   $ 11,891.85
+ Annual Premium*                                   $  3,500.00
- Premium Expense Charge **                         $    122.50
- Monthly Deduction ***                             $    804.17
- Mortality & Expense Charge ****                   $    133.53
+ Hypothetical Rate of Return *****                 $    726.98
                                                    -----------
=                                                   $    15,059 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                ---------
 1                   $  61.99
 2                   $  61.99
 3                   $  62.00
 4                   $  62.00
 5                   $  62.01
 6                   $  62.01
 7                   $  62.02
 8                   $  62.02
 9                   $  62.03
10                   $  62.03
11                   $  62.04
12                   $  62.04

Total                $ 744.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----             ---------
 1                $   60.97
 2                $   60.90
 3                $   60.83
 4                $   60.76
 5                $   60.69
 6                $   60.62
 7                $   60.55
 8                $   60.48
 9                $   60.41
10                $   60.34
11                $   60.26
12                $   60.19

Total             $  726.98

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                          $ 15,058.64
- Year 5 Surrender Charge                    $  2,605.00
                                             -----------
=                                            $    12,454 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $250,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $18,117.68
                     = $250,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $ 13,855.74
+ Annual Premium*                            $  3,500.00
- Premium Expense Charge**                   $    122.50
- Monthly Deduction***                       $    796.35
- Mortality & Expense Charge****             $    151.27
+ Hypothetical Rate of Return*****           $  1,832.06
                                             -----------
=                                            $    18,118 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----             ---------
 1                $   61.47
 2                $   61.45
 3                $   61.43
 4                $   61.41
 5                $   61.39
 6                $   61.37
 7                $   61.35
 8                $   61.33
 9                $   61.31
10                $   61.29
11                $   61.27
12                $   61.25

Total             $  736.35

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----             ---------
 1                $  149.21
 2                $  149.82
 3                $  150.44
 4                $  151.06

 5                $  151.69
 6                $  152.32
 7                $  152.96
 8                $  153.60
 9                $  154.25
10                $  154.91
11                $  155.57
12                $  156.23
Total             $1,832.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                          $18,117.68
- Year 5 Surrender Charge                    $ 2,605.00
                                             ----------
=                                            $   15,513 (rounded to the nearest dollar)